UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 20, 2012

(Date of earliest event reported)

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 19, 2010, Laboratory Corporation of America Holdings (the “Company”) entered into an Indenture with U.S. Bank National Association, as trustee (the “Indenture”). On August 23, 2012, the Company entered into supplemental indentures to the Indenture under which the Company issued $1 billion in debt securities, consisting of $500 million aggregate principal amount of 2.20% Senior Notes due 2017 (the “2017 Notes”) and $500 million aggregate principal amount of 3.75% Senior Notes due 2022 (the “2022 Notes,” and collectively with the 2017 Notes, the “Notes”). The 2017 Notes were issued pursuant to the Third Supplemental Indenture dated as of August 23, 2012, under the Indenture (the “2017 Notes Supplemental Indenture”) and the 2022 Notes were issued pursuant to the Fourth Supplemental Indenture dated as of August 23, 2012, under the Indenture (the “2022 Notes Supplemental Indenture, and collectively with the 2017 Notes Supplemental Indenture, the “Supplemental Indentures”).

The Notes were issued in a public offering pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-178428) and the base prospectus included in that registration statement as supplemented by the final prospectus supplement dated August 20, 2012, as filed August 22, 2012 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the base prospectus, as supplemented by the prospectus supplement, the “Prospectus”). The terms of the Indenture, the Supplemental Indentures, and the Notes are described in the section of the Prospectus entitled Debt Securities, as supplemented by the section entitled Description of the Notes, and those sections of the Prospectus are incorporated in this Form 8-K by reference.

The Company expects that the net proceeds from the offering of the Notes will be approximately $991.1 million after deducting underwriting discounts and commissions and other estimated expenses of the offering. Net proceeds will be used to repay approximately $625 million of the outstanding borrowings under the Company’s existing credit facility dated December 21, 2011, and for general corporate purposes.

A copy of the Indenture is incorporated by reference as Exhibit 4.1 to this Report. A copy of each of the Supplemental Indentures, including the forms of the 2017 Notes and the 2022 Notes as Exhibit A thereto, are filed herewith as Exhibit 4.2 and Exhibit 4.3, respectively.

Item 8.01 Other Events

On August 20, 2012, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and the several underwriters named therein (the “Underwriters”). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits

Exhibits

1.1	Underwriting Agreement, dated August 20, 2012 among Laboratory Corporation of America Holdings, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters

4.1	Indenture, dated as of November 19, 2010, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 19, 2010)

4.2	Third Supplemental Indenture, dated as of August 23, 2012, between the Company and U.S. Bank National Association, as trustee, including the form of the 2017 Notes

4.3	Fourth Supplemental Indenture, dated as of August 23, 2012, between the Company and U.S. Bank National Association, as trustee, including the form of the 2022 Notes

5.1	Opinion of Hogan Lovells US LLP, regarding the legality of the Notes

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings

Date: August 23, 2012	By:	/s/ F. Samuel Eberts III
F. Samuel Eberts III Chief Legal Officer and Secretary

INDEX OF EXHIBITS

Exhibit Nos.	Exhibits

1.1	Underwriting Agreement, dated August 20, 2012 among Laboratory Corporation of America Holdings, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters

4.1	Indenture, dated as of November 19, 2010, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 19, 2010)

4.2	Third Supplemental Indenture, dated as of August 23, 2012, between the Company and U.S. Bank National Association, as trustee, including the form of the 2017 Notes

4.3	Fourth Supplemental Indenture, dated as of August 23, 2012, between the Company and U.S. Bank National Association, as trustee, including the form of the 2022 Notes

5.1	Opinion of Hogan Lovells US LLP, regarding the legality of the Notes

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

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